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                                                                  Exhibit 99.2

                          NOTICE OF GUARANTEED DELIVERY
                                       OF
                     10 3/4% SENIOR NOTES DUE 2011, SERIES B
                                       OF
                                 FIBERMARK, INC.

         This form, or one substantially equivalent hereto, must be used by any holder of 10 3/4% Senior Notes Due 2011, Series A (the "OLD NOTES") of FiberMark, Inc., a Delaware corporation (the "COMPANY"), who wishes to tender Old Notes for the Company's 10 3/4% Senior Notes Due 2011, Series B pursuant to the exchange offer (the "EXCHANGE OFFER"), as described in the Prospectus dated [ ], 2001 (the "PROSPECTUS") and the related Letter of Transmittal, and (i) whose Old Notes are not immediately available or (ii) who cannot deliver such Old Notes or any other documents required by the Letter of Transmittal on or before the Expiration Date or (iii) who cannot comply with the book-entry transfer procedure on a timely basis. This form may be delivered by facsimile transmission, mail or hand delivery to Wilmington Trust Company (the "EXCHANGE AGENT"). See "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

            DELIVERY TO: WILMINGTON TRUST COMPANY, AS EXCHANGE AGENT

     BY CERTIFIED OR REGISTERED MAIL,                    BY FACSIMILE:
        OVERNIGHT COURIER OR HAND:
                                                         302-651-1079
        Wilmington Trust Company               (FOR ELIGIBLE INSTITUTIONS ONLY)
Corporate Trust Reorganization Services
           Rodney Square North                      CONFIRM BY TELEPHONE:
         1100 North Market Street                        302-651-8869
     Wilmington, Delaware 19890-00001                    Aubrey Rosa
          Attention: Aubrey Rosa

               DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering Holder of Old Notes set forth in the Letter of Transmittal. The undersigned hereby tenders the Old Notes listed below:

 Certificate Number(s) (if available)           Principal Amount Tendered

---------------------------------------   -------------------------------------

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         All authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


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         If Old Notes will be tendered by book-entry transfer, please provide the following information:

  Name of Tendering Institution:       Depository Trust Company Account Number:

-----------------------------------  -------------------------------------------


                                PLEASE SIGN HERE

X ________________________________________________________   Date:______________
  Signature(s) of Owner(s) or Authorized Signatory

Area Code and Telephone Number: ________________________________________________

         Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):  ______________________________________________________________________

          ______________________________________________________________________

Capacity: ______________________________________________________________________

Address(es):  __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________


                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.


--------------------------------------     -------------------------------------
           Name of Firm                             Authorized Signature

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          Street Address                             Name (please print)

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     City, State and Zip Code                              Title

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   Area Code and Telephone Number                          Date

          DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. ACTUAL
        SURRENDER OR CERTIFICATES FOR OLD NOTES MUST BE MADE PURSUANT TO,
           AND BE ACCOMPANIED BY, THE EXECUTED LETTER OF TRANSMITTAL.




















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